UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2023

THARIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41210	84-2642541
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

1200 Route 22 East, Suite 2000

Bridgewater, NJ 08807

(Address of principal executive offices, including zip code)

(908) 955-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	THAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 23, 2023, Tharimmune, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). A total of 10,937,815 shares of the Company’s common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on August 30, 2023, are as follows:

Proposal 1. At the Annual Meeting, five nominees for director were elected to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five directors were as follows:

Directors	For	Abstain	Broker Non-Votes
Randy Milby	8,314,605	193,390	2,429,820
Leonard Mazur	8,358,930	149,108	2,429,777
Lynne A. Bui	7,823,648	684,390	2,429,777
Sireesh Appajosyula	8,313,024	194,971	2,429,820
Kelly Anderson	8,315,552	192,486	2,429,777

Proposal 2. At the Annual Meeting, the stockholders approved the ratification of the appointment of Rosenberg Rich Baker Berman P.A. (“RRBB”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The result of the votes to approve RRBB was as follows:

For	Against	Abstain
10,732,062	203,030	2,723

Proposal 3. At the Annual Meeting, the stockholders approved the Company’s 2023 Omnibus Equity Incentive Plan (the “2023 Plan”). The result of the votes to approve the 2023 Plan was as follows:

For	Against	Abstain	Broker Non-Votes
8,129,962	375,606	2,470	2,429,777

Proposal 4. At the Annual Meeting, the stockholders approved granting discretionary authority to the Company’s board of directors to (A) amend the Company’s Certificate of Incorporation, as amended, to effect one or more consolidations of the issued and outstanding shares of common stock of the Company pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-50 (the “Reverse Stock Split”) and (B) arrange for the disposition of fractional interests by stockholders entitled thereto by entitling such stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-50, and (Y) any Reverse Stock Split is completed no later than October 23, 2024. The result of the votes to approve the Reverse Stock Split proposal was as follows:

For	Against	Abstain	Broker Non-Votes
10,382,866	544,784	10,164	1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2023	THARIMMUNE, INC.

/s/ Randy Milby
Randy Milby
Chief Executive Officer